EX 99.1 Delek US Holdings, Inc. Investor Presentation – Tel Aviv Stock Exchange November 2018

Today’s Speakers Ezra Uzi Yemin (Chairman, President and Chief Executive Officer) Ezra Uzi Yemin has served as the Chairman of our Board since December 2012, as our Chief Executive Officer since June 2004 and as our president and a director since April 2001. Mr. Yemin also served as our treasurer from April 2001 to November 2003 and as our secretary from May 2001 to August 2005. Mr. Yemin’s duties include the formulation of our policies and direction, oversight of executive officers, and overall responsibility for our operations and performance. Mr. Yemin has also served as the chairman of the board of directors and chief executive officer of Delek Logistics GP, LLC since April 2012. Assi Ginzburg (Executive Vice President) Assaf Ginzburg has served as an Executive Vice President since May 2009 and as a vice president since February 2005. Mr. Ginzburg served as our Chief Financial Officer from January 2013 to June 2017. Mr. Ginzburg has also served as a member of the board of directors and an executive vice president of Delek Logistics GP, LLC since April 2012, and as its chief financial officer from January 2013 to June 2017. Mr. Ginzburg has been a member of the Israel Institute of Certified Public Accountants since 2001. 2

Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: future crude slates; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; crude oil throughput; crude oil market trends, including production, quality, pricing, imports, exports and transportation costs; light production from shale plays and Permian growth; differentials including increases, trends and the impact thereof on crack spreads and refineries; pipeline takeaway capacity and projects related thereto; refinery complexity, configurations, utilization, crude oil slate flexibility, capacities, equipment limits and margins; the ability to unlock value, and the estimated savings from the Alon USA Energy, Inc. (“ALJ”) and Alon USA Partners LP (“ALDW”) transactions; the ability to add flexibility and increase margin potential at the Krotz Springs refinery; our ability to complete the alkylation project at Krotz Springs and the Big Spring Gathering System successfully or at all and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; divestiture of non-core assets and matters pertaining thereto; increased capacity on the Paline Pipeline and the impacts and benefits therefrom; retail growth and the opportunities and value derived therefrom; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom; and access to crude oil and the benefits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: risks and uncertainties related to the ability to successfully integrate the businesses of Delek US, ALJ and ALDW; the risks that the combined company may be unable to achieve cost-cutting synergies, or it may take longer than expected to achieve those synergies; uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; the ability to close the pipeline joint venture, obtain commitments and construct the pipeline; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of earnings before interest, taxes, depreciation and amortization ("EBITDA"), adjusted EBITDA, free cash flow, distributable cash flow and distribution coverage ratio provide useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. EBITDA, adjusted EBITDA, free cash flow, distributable cash flow and distribution coverage ratio should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, adjusted EBITDA, free cash flow, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because EBITDA, adjusted EBITDA, free cash flow, distributable cash flow and distribution coverage ratio may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of EBITDA, adjusted EBITDA, and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. 3

Current Refining Market Environment

US Crude Oil Production is Growing • US is likely now the largest global crude oil producer • According to the EIA Short-Term Energy Outlook (STEO) • Permian production makes up the largest percentage of US crude oil production by basin • Currently producing more than 3.6 million bpd (1) • Global production being outpaced by US production • Declining North Sea production • Sanctions on Iran and Venezuela • OPEC cuts (next OPEC meeting in December, some experts projecting 1.0 million bpd cut) US Crude Oil Production (bpd) (1) 14,000,000 $160.00 12,000,000 $140.00 $120.00 10,000,000 $100.00 8,000,000 $80.00 6,000,000 $60.00 4,000,000 $40.00 2,000,000 $20.00 0 $- Jul-09 Jul-14 Jan-07 Jan-12 Jan-17 Jun-07 Jun-12 Jun-17 Oct-10 Oct-15 Apr-08 Apr-13 Apr-18 Sep-18 Sep-08 Feb-09 Sep-13 Feb-14 Dec-09 Dec-14 Aug-11 Aug-16 Nov-07 Nov-12 Nov-17 Mar-11 Mar-16 May-10 May-15 Permian Total WTI Price (2) 1) Current production based on EIA for November 13, 2018, November Drilling Productivity Report, 2018 Drilling Productivity Report. 2) WTI Cushing price source: Argus – November 15, 2018; futures based on ICE/NYMEX curve. 5

Brent – WTI Differential

Transportation economics should keep the differential wide

- **Current Brent-WTI differential is $10.16[1] versus $6.13 in Nov. 2017**
- **Transportation economics should play a role in the differential**
- **Current break-even transport economics for exporting from Cushing approximately $5.34 - $9.16[2]**
  - IMO 2020 expected to increase shipping costs
- **Cushing inventories expected to build through remainder of 2018 and in 2019**
  - Syncrude production, turnarounds, Sunrise pipeline
- **Global inventories also have declined**
  - Demand from US, EU, China, and India strong
  - Could decline further, pushing Brent into further backwardation
- **Brent-WTI spread can widen further due to**
  - Higher flat price environment
  - Increased global refining capacity
  - Higher interest rates on TVM
  - Higher freight rates
  - Declining North Sea production

Indication of Cushing Sourced Export Transport Economics [1][2]



$7.50
$5.50
$3.50
$1.50
-$0.50
$5.34 - $8.81
$0.25
$3.50 – $4.20
$0.45
$1.42 – $4.36
-$0.28
Europe
5.89- $9.16
$0.30
$4.00 – $4.50
$0.45
$1.42 – $4.36
-$0.45
Asia
Pipeline Tariff
Shipping Freight
Brent & WTI Backwardation
Transport from terminal to water
Time Value of Money

Weekly Cushing, OK Ending Stocks (000 bbls) [3]



80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Weekly Cushing, OK Ending Stocks excluding SPR of Crude Oil (000 bbls)

1) Market data source: Argus – November 15, 2018; futures based on ICE/NYMEX curve.
2) Source: Company estimates; based on publicly available pipeline tariffs.
3) Source: Company estimates; current production based on EIA for November 9, 2018, Weekly Stocks, Area: Cushing, Oklahoma.

6

Permian Basin Outlook Production continues to grow while incremental takeaway capacity outlook is uncertain (1) • Steady growth has continued in production Average Annual Crude Oil Production (Mbpd) (2) • Drilling supported by improved technology and low and WTI-Midland Price costs 6.00 $58.82 $57.83 60.00 $57.94 $58.24 • Midland prices still support production growth 58.00 5.00 $52.45 56.00 • Production may outpace incremental expansion in 2019 4.00 Current production Nov 2018: 3.6m bpd 54.00 • In 2017 and 2018 Permian production outpaced 3.00 5.7 52.00 initial forecasts $49.88 5.1 4.5 50.00 • DUCs have grown at a rapid rate to 3,866 2.00 3.9 3.3 48.00 • Short time to finish well with low capex costs 1.00 2.5 46.00 - 44.00 • In past cycles, not all pipelines were completed 2017 2018E 2019E 2020E 2021E 2022E • During 2015 – 2017, 56% of announced pipeline (1) takeaway capacity was cancelled Drilled but Uncompleted Wells • Average pipeline capacity was also smaller 4,500 30% • Locking in sufficient commitments is more 4,000 25% 3,500 challenging 20% 3,000 Pipeline operators would prefer one full pipeline • 2,500 15% rather than two half-full pipelines 2,000 10% 1,500 5% • Any shortfall in the takeaway balance can create volatility 1,000 500 0% in differentials 0 -5% 4/14 8/14 4/15 8/15 4/16 8/16 4/17 8/17 4/18 8/18 12/13 12/14 12/15 12/16 12/17 DUCs Incremental DUCs of New Drills % (Rolling 12-Month) 1) Source: Company estimates; current production based on EIA for October 2018, October Drilling Productivity Report, 2018 Drilling Productivity Report. 2) WTI Midland price source: Argus – November 15, 2018; futures based on ICE/NYMEX curve. 7

U.S. Refineries Advantaged Relative to Global Peers (1) • US Refiners are more complex on average allowing World Refining Crude Distillation Capacity more production flexibility (Barrels per Calendar Day unless otherwise noted) • U.S. complexity 11.5 versus 7.0 global average • In addition to complexity, advantages include: • Transportation advantage – Crude oil production near consumers • Energy advantage with declining natural gas prices • Crude oil differentials favor U.S. as domestic crude Drilled but Uncompleted Wells (1) oil production has increased US Natural Gas Prices (1) $14 $12 $10 $8 $6 S per S MMBtu $4 $2 $0 Jan-05 May-06 Sep-07 Jan-09 May-10 Sep-11 Jan-13 May-14 Sep-15 Jan-17 May-18 1) Source: Oil & Gas Journal and Stancil data. 2) Henry Hub Natural Gas price source: Argus – November 15, 2018; futures based on ICE/NYMEX curve. 8

IMO 2020 • International Maritime Organization putting in place new rules in 2020 • Changing the allowable sulfur levels in marine fuels from 3.5% to 0.5% • Goes into effect January 1, 2020 • Displaces an estimated 1.5-3.0 MMBPD of fuel oil, creates ~0.5-2.0 MMBPD distillate demand into marine fuel (2) • Total barrels displaced depends on three major factors: • Number of scrubbers installed onto ships • The amount of compliance and enforcement Global Bunker Demand (million bpd) (1) • Ability of the refining sector to optimize diesel yields • Should increase the demand for low sulfur fuels and blends 1) Source: S&P Platts 2) Company and market estimates 9

IMO 2020

Current impact on oil and product markets

- **Market is pricing a higher scrubber uptake rate**
  - Increased scrubber uptakes will decrease ULSD demand
    - Led to upside pressure on the HFSO curve over past month
  - If scrubber adoption is less than projected, results in an increased demand for ULSD
    - Would expect to see higher ULSD and gas crack spreads
- **Global and EM demand growth concerns have suppressed the gas crack**
  - Delek internal testing showed a minimum VGO feedstock is required to blend into LSFO
    - *Uplift in gas crack spread in 2020 may be due to this uptick in VGO feedstock demand*
  - 28-48% range from our hand-blended testing
  - 70% of VGO contains gas

WTI-HSFO Spread [1]



$5
-$5
-$15
-$25
-$35
-$45
Potential range if compliance higher
Jan-17
May-17
Sep-17
Jan-18
May-18
Sep-18
Jan-19
May-19
Sep-19
Jan-20
May-20
Sep-20
Jan-21
May-21
Sep-21
Jan-22
May-22
Sep-22
WTI-HSFO Spread
WTI-HSFO Spread Forward Curve

Delek Study: Range on VGO Requirements for LSFO Blends



Minimum Gas Case
28%
14%
58%
ULSD
Slurry
FCC / Coker Feed



Maximum Case
48%
29%
24%
ULSD
Slurry
FCC / Coker Feed

ULSD and Gas Crack Spreads [1]



$35
$30
$25
$20
$15
$10
$5
Potential range if compliance higher
Potential range if compliance higher
Jan-17
May-17
Sep-17
Jan-18
May-18
Sep-18
Jan-19
May-19
Sep-19
Jan-20
May-20
Sep-20
Jan-21
May-21
Sep-21
Jan-22
May-22
Sep-22
ULSD Crack Spread
Gas Crack Spread
ULSD Crack Spread Forward Curve (Annual Average)
Gas Crack Spread Forward Curve (Annual Average)

1) Spread sources: Argus – November 15, 2018; futures based on ICE/NYMEX curve.

10

Crack Spread Could Continue to Widen Further Crack spreads have come in from 2017 high; could widen depending on IMO impact and global growth • Over last year Brent-WTI forward curve for 4Q18 and 2019 has widened to nearly $10/bbl • In November 2017 the forward curve was approximately $5.78 for 4Q18 and 2019 $50 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD $40 Avg: Avg: Avg: Avg: Avg: Avg: Avg: Avg: Avg: $9.08 $23.78 $26.91 $18.08 $12.60 $15.67 $10.36 $13.51 $13.12 $30 $20 $10 $0 -$10 2018 YTD -$20 2010 Brent- 2011 Brent- 2012 Brent- 2013 Brent- 2014 Brent- 2015 Brent- 2016 Brent- 2017 Brent- Brent WTI WTI Diff: WTI Diff: WTI Diff: WTI Diff: WTI Diff: WTI Diff: WTI Diff: WTI Diff: Diff: $(0.67) $(15.81) $(17.57) $(10.77) $(6.48) $(4.86) $(1.71) $(3.88) $(6.29) -$30 2019 1-Jul-12 2-Jul-13 2-Jul-14 2-Jul-15 2-Jul-16 2-Jul-17 2-Jul-18 2-Jan-13 2-Jan-14 2-Jan-15 2-Jan-16 2-Jan-17 2-Jan-18 2-Mar-15 2-Mar-13 2-Mar-14 2-Mar-16 2-Mar-17 2-Mar-18 2-Sep-13 1-Sep-12 1-Nov-12 2-Nov-13 2-Sep-14 2-Nov-14 2-Sep-15 2-Nov-15 2-Sep-16 2-Nov-16 2-Sep-17 2-Nov-17 2-Sep-18 10-Jul-10 10-Jul-11 1-May-12 2-May-13 2-May-14 2-May-15 2-May-16 2-May-17 2-May-18 10-Jan-10 10-Jan-11 10-Jan-12 10-Mar-10 10-Mar-11 10-Mar-12 10-Sep-10 10-Nov-10 10-Sep-11 10-Nov-11 10-May-10 10-May-11 (1) Source: Platts as of November 15, 2018; 5-3-2 crack spread based on HSD. Mitsui Forward Curve as of November 15, 2018 (2) Crack Spreads: (+/-) Contango/Backwardation 11

Delek US Overview

Current Delek US Corporate Structure 94.6% Delek US Holdings, Inc. ownership interest (1) NYSE: DK Market Cap: $3.16 billion(2) Delek Logistics GP, LLC (the General Partner) 61.4% interest in LP units 2.0% interest General partner interest Incentive distribution Delek Logistics Partners, LP rights NYSE: DKL Market Cap: $747 million(2) 1) As of September 30, 2018, a 5.4% interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest is indirectly held by Delek US. 2) Market cap based on share and unit prices on November 15, 2018. 13

Investment Overview

Overview (NYSE: DK)	• Current Price: $38.55/share[1] • Market Capitalization: $3.16 billion[1] • NYSE: DKL: (Market cap $747mm) Owns 63.4%, including 2% GP[2] • 3Q18 Net Income: $179.8 million; Adjusted EBITDA: $310.6 million[3]

Flexible Financial Position to Support Growth	• September 30, 2018 balance sheet:
	    • Delek US: $1.1 billion of cash; $1.9 billion of debt
	    • Includes $19.0 million cash and $776.7 million debt of DKL
	    • Net cash (excl. DKL) of $4.8 million

Company Initiatives to Create Long-Term Value	• Announced Big Spring Gathering System with over 200,000 dedicated acres • Allows Delek to participate in value chain from wellhead to Gulf Coast with proposed crude oil long haul pipeline joint venture • Krotz Springs alkylation project expected $45-50 million annualized EBITDA[3]

Favorable Market Factors for Delek US Through 2022	• Operating model built to benefit from crude oil differentials and IMO's impact on market trends
	• 262,000 bpd of 302,000 bpd crude oil slate is WTI linked barrels
	    • Approximately 207,000 bpd sourced from Permian Basin crude oil
	    • Light products priced on Gulf Coast basis
	• Crude oil slate flexibility and high mogas and distillate yields and low residual yields

Cash Returns to Shareholders	• Repurchased $92.1 million of Delek shares in 3Q; YTD approximately $207 million on a settlement basis
	• Expect to purchase $157.9 million of Delek shares in 4Q18, FY2018 to $365 million
	• Increased regular quarterly dividend[4]:
	    • 4Q18 increased by 4% to $0.26/share
	    • Third increase in last year from $0.15/share, paid in December 2017

1) Based on price per common share as of close of trading on November 15, 2018.
2) As of September 30, 2018, 5.4% of the ownership interest in the general partner is owned by three members of senior management of Delek US (who are also directors of the general partner). The remaining ownership interest is held by a subsidiary of Delek US.
3) Please see slide 49 for a reconciliation of forecasted net income to forecasted EBITDA.
4) Quarterly dividends mentioned are quarterly dividends per share declared in referenced periods.

14

Integrated Company with Asset Diversity and Scale Strategically located assets with Permian Basin exposure Source 207,000 bpd from Permian Basin Growing gathering system Refining (1) Logistics (2) Asphalt Retail Renewables • 6th largest independent • 10 terminals 6 asphalt terminals located • Approximately 300 Approx. 23m gallons refiner in US • Approximately 1,290 in: stores biodiesel: • 302,000 bpd in total miles of pipeline • El Dorado, AR • Southwest US locations • Crossett, AR • El Dorado, AR • 11.4 million bbls of • Muskogee, OK • Largest licensee of 7- • Cleburne, TX • Tyler, TX storage capacity • Memphis, TN Eleven stores in the US • Big Spring, TX • West Texas wholesale • Big Spring & Henderson, • West Texas wholesale • Krotz Springs, LA • Joint venture crude oil TX marketing business • Crude oil supply: 262,000 pipelines: RIO / Caddo • Richmond Beach, WA bpd WTI linked (207,000 • Own 63.4%, incl. 2% GP, bpd of Permian access) of DKL 1) California refinery located in Bakersfield, which is not shown on the map, has not operated since 2012. 2) Amounts include the Big Spring dropdown that closed in March 2018 with an effective date of March 1, 2018. 15

WTI-Linked Refining System with Permian Based Crude Oil Slate

System with over 300,000 bpd of crude oil throughput capacity (~70% Permian Basin based)

Tyler, Texas

- 75,000 bpd crude oil throughput
- 8.7 complexity
- Light crude oil refinery
- Permian Basin and East Texas sourced crude oil

El Dorado, Arkansas

- 80,000 bpd crude oil throughput
- 10.2 complexity
- Flexibility to process medium and light crude oil
- Permian Basin, local Arkansas, East Texas and Gulf Coast crude oils

Big Spring, Texas

- 73,000 bpd crude oil throughput
- 10.5 complexity
- Process WTI and WTS crude oil
- Located in the Permian Basin

Krotz Springs, Louisiana

- 74,000 bpd crude oil throughput
- 8.4 complexity
- Permian Basin, local and Gulf Coast crude oil sources

Crude Oil Supply is Primarily WTI-Linked



Crude Throughput Capacity, bpd
302,000
1
WTI-Linked Crude, bpd
262,000
2
Permian Basin Access, bpd
207,000

1) Approx. 96 million barrels of WTI-linked crude annually; changes realized through crack spread

2) Approx. 75 million barrels of Permian crude annually; changes realized in crude slate

Tyler[(1)]



WTI
ETX
Other
1%
18%
81%

100% WTI linked

El Dorado[(1)]



13%
WTI
Local AK
Other
21%
66%

100% WTI linked

Big Spring[(1)]



WTI
WTS
27%
73%

100% WTI linked

Krotz Springs[(1)]



WTI
GC Sweet
38%
62%

62% WTI linked

1) Crude oil slate based on amount received year-to-date as of September 30, 2018.

Note: WTI-Brent differential realized through crack spread and capture rates and Midland-WTI differential realized in crude slate.

16

Integrated Retail System

Integrated wholesale marketing and retail network at Big Spring; complementary to west Texas

- **Current Retail Operations**
  - Approximately 300 store retail system in Central/west Texas and New Mexico
  - Supplies ~635 branded sites, including substantially all of Alon's retail sites
  - Currently investing in business to optimize store base and grow over time to increase retail system value
- **Prior Retail Experience**
  - Built Southeast U.S. retail system with 348 stores
  - In November 2016 sold the network for $535.0 million, net cash proceeds of $377.3 million before tax
  - Deal value of approximately 12.7x EBITDA multiple



Albuquerque
Phoenix
Tucson
Wichita Falls
Abilene
Big Spring
Tyler
El Dorado
El Paso
Krotz Springs
Legend:
Refineries
Branded license agreement and payment card location
Branded company-operated and distributor location
Unbranded supply available
DKL served terminals

Comparative Retail Transaction EBITDA Multiples



Median: 10.4x
13.6x
16.4x
6.9x
7.9x
19.3x
7.8x
10.4x
12.7x
Susser (2014)
Hess (2014)
Pioneer (2014)
Aloha (2014)
Warren (2014)
Pantry (2014)
CST Brands (2016)
DK Retail (2016)

17

Growth and Market Opportunities

Krotz Springs Refinery- Alkylation Project

- **Alkylation unit with 6,000 bpd capacity**
  - Approx. $113.0 million estimated capital costs with $82.0 million spent as of September 30, 2018
- **Improves refinery flexibility**
  - Converts lower priced isobutane into higher value alkylate
  - Enables multiple summer grades of gasoline to be produced
  - Increases octane to produce premium gasoline
  - Ability to access local markets
- **Estimated project returns**
  - Estimated annual EBITDA[1] $45-$50 million
    - Improved spread vs. 2H17 EBITDA
  - *42.8% IRR and 2.3 year payout at $50 million EBITDA*
  - Driven by the conversion/reduces dependency on crack spread environment for project return
  - Economics based on 95 cents/gallon spread between CBOB 7.8 and isobutane
  - Sensitivity: each 10 cents/gallon change in spread equals $3.2 million EBITDA change



Change in Yields, in 000 bpd
Gasoline
Diesel/Jet
Heavy Oils
Other
11.1
8.0
22.2
38.4
Base
8.7
8.0
22.2
44.0
Alky



Gulf Coast CBOB 7.8 – Isobutane Spread
Spread, per gallon
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.69
$0.97
$1.23
$1.21
$0.90
$0.61
$0.65
$0.69
$0.71
$0.85
$0.84
$0.86
$0.89
2011
2012
2013
2014
2015
2016
1H 17
2H 17
1Q18
2Q18
Jul-18
Aug-18
2019
CBOB - Isobutane
Base Line Economics

1) Please see slide 46 for a reconciliation of forecasted net income to forecasted EBITDA
2) 2019 Isobutane spread as November 15, 2018.

19

Growing Midstream - Big Spring Gathering System Delek US’ Gathering Helps Control Crude Oil Quality and Costs into Refineries • 250-mile gathering system, 300Kbpd • Allows Delek US to get closer to throughput capacity wellhead to control crude oil quality • Currently more than 200,000 and cost dedicated acres • Provides improvement in refining • Points of origin: Howard, Borden, performance and cost structure Martin and Midland counties • 60 tank battery connections • Expected annualized EBITDA benefit • Total terminal storage of 650K bbls • $40 to $50 million by 2022 (1) • Connection to Delek US’ Big Spring, TX terminal • Potential future dropdown to DKL once • Expected total capital cost: $205 fully ramped million 1) Includes benefit from quality uplift for refineries. We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. 20

Growing Midstream - Permian Basin Crude Oil Long Haul Pipeline JV with Experienced Partners ETP, MMP, and MPLX Supports Delek US’ Long-Term Investment in Midstream • Partnership provides expertise, throughput commitments • Supports potential for quicker construction and throughput ramp • Joint venture announced in September 2018 Big Spring • 30-inch diameter, 600-mile PGC pipeline expected to be operational in second half 2020 • Pipeline system origins include Wink, Crane, and Midland, TX • Delaware and Midland Basin access • Destinations include access to Gulf Coast terminals: • Energy Transfer Partners’ Nederland, TX • Magellan’s East Houston, TX • Delek US’ investment can be potential future dropdown to DKL once fully ramped 21

DK Operations Positioned to Benefit from IMO 2020

Delek US positioned to benefit with high value product yields and crude oil slate flexibility

- **Refining system product yields**
  - Middle distillate: average approx. 119,000 bpd of distillate or 44 million barrels annually[5]
  - Gasoline: average approx. 151,000 bpd of gasoline or 55 million barrels annually[5]
- **Crude oil slate has flexibility**
  - Ability to increase sour crude oil processing to approximately 50% based on market economics
    - Big Spring refinery currently processes 29% WTS and can increase to 100%
    - El Dorado refinery flexibility to process light to medium sour crude oil (up to 100%) based on economics
- **Krotz Springs refinery exploring ability to produce low sulfur marine fuel**

2Q18 Refiners' Middle Distillates Yield % [1] [2] [4]



44%
40%
40%
38%
37%
36%
33%
32%
37.5%
CVRR
DK
HFC
PSX
VLO
ANDV
MPC
PBF

2Q18 Refiners' Gasoline Yield % [1] [2] [4]



51%
51%
50%
49%
48%
48%
47%
44%
48.5%
DK
ANDV
HFC
CVRR
VLO
PBF
MPC
PSX

1) Industry average collected from EIA refinery product yield data.
2) Middle distillates yield includes distillate fuel oil, kerosene and kerosene-type jet fuel. Latest data up to August 2018.
3) Residual yield includes asphalt and road oil and residual fuel oil from the EIA Latest data up to August 2018.
4) Sourced from Barclays U.S. Independent Refiners *Guidebook to Refiners' Financial & Operating Metrics – 2Q18 Edition*, August 15, 2018
5) Average calculated from 3Q17 results through 2Q18 results.

22

Logistics Assets Positioned for Growth

Investment Overview

Overview (NYSE: DKL)	• Current Price: $30.75/unit [1] • Market Capitalization: $747 million [1] • Current Distribution: $0.790/LP unit qtr.; $3.16/LP unit annualized [2] • Current Yield: 10.28% [1] [2] • Distribution per LP unit growth rate target = minimum of 10% annually through 2019
3Q18 Highlights	• Net Income of $23.3 million, Net cash from operating activities $5.6 million • Distributable Cash Flow $32.4 million increased 50% yoy, DCF coverage ratio 1.25x [3] • EBITDA of $43.0 million increased by 45% yoy [3] • Quarterly distribution increased by 10.5% year-over-year
Balance Sheet Positioned to Support Growth	• $317 million credit available at September 30, 2018 • Leverage ratio of 4.53x, adjusted for intercompany receivables 4.1x • Leverage ratio forecasted to be between 4.1x and 4.3x at end of 2018 • Supports ability for DKL to further dropdown assets from strong sponsor DK
Growing Permian Basin Platform	• Big Spring Assets acquired March 1, 2018 • Paline Pipeline expanded to allow shippers to take advantage of crude oil differentials • West Texas wholesale marketing margins still strong - $4.65 in 3Q18, $5.65 in October • Platform benefitting from increased Permian Basin crude oil drilling activity
Strong Sponsor – Delek US (NYSE: DK)	• Currently owns approximately 63.4%, incl. 2% GP interest [4] • Majority of DKL assets support DK refining system • Investing organically to grow logistics asset base, potential future dropdowns

(1) Based on price per common limited unit as of close of trading on November 15, 2018.
(2) Annualized distribution based on quarterly distribution for quarter ended September 30, 2018 that will be paid on November 9, 2018 to unitholders on record of November 2, 2018.
(3) For reconciliation please refer to slides 51 and 52.
(4) Currently 5.4% of the ownership interest in the general partner is owned by three members of senior management of Delek US (who are also directors of the general partner). The remaining ownership interest is held by a subsidiary of Delek US.

24

Logistics Assets Positioned to Benefit from Permian Basin Activity

Growing logistics assets support crude sourcing and product marketing for customers

Pipelines/Transportation Segment

- ~805 miles [1] of crude and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX
- ~ 600 mile crude oil gathering system in AR
- Storage facilities with 10 million barrels [2] of active shell capacity
- Rail offloading facility

Wholesale/Terminalling Segment

- Wholesale and marketing business in Texas
- 10 light product terminals: [2] in TX, TN, AR
- Approx. 1.4 million barrels [2] of active shell capacity



Big Springs
Colorado City
Midland
Abilene
San Angelo
Fort Worth
Dallas
Waco
Tyler
Shreveport
Little Rock
Memphis
Nashville
Brentwood
Knoxville
El Dorado
Monroe
Krotz Spring
New Orleans
Beaumont
SALA GATHERING SYSTEM
El Dorado
Magnolia
AR
LA
EAST TEXAS LOGISTICS SYSTEM
Mt. Pleasant
Greenville
Big Sandy
Longview
Tyler
Kilgore
Henderson
DELEK LOGISTICS (DKL)
Product Terminal
Product Tank Farm
Product Pipeline
Corporate Headquarters
Crude Tank Farm
Crude Pipeline
THIRD-PARTY ASSETS
Enterprise Pipeline (Product)
Delek US Refinery

(1) Includes approximately 240 miles of leased pipeline capacity.
(2) Amounts include the Big Spring drop down that closed in March 2018 with an effective date of March 1, 2018.

25

Delek Logistics Financial Update

Increased Distribution with Conservative Coverage and Leverage Distribution per unit has been increased twenty-three consecutive times since the IPO $0.790 $0.705 $0.715 $0.725 $0.750 $0.770 $0.630 $0.655 $0.680 $0.690 $0.550 $0.570 $0.590 $0.610 $0.475 $0.490 $0.510 $0.530 $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 MQD 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 (1) Distributable Cash Flow Coverage Ratio (2)(3)(4) Avg. 1.68x in 2014 Avg. 1.35x in 2015 1.26x YTD 2018 Avg. 1.35x in 2013 Avg. 1.11x in 2016 Avg. 0.97x in 2017 1.61x 2.02x 1.42x 1.67x 1.39x 1.30x 1.32x 1.35x 1.25x 1.49x 1.47x 1.06x 1.34x 1.25x 1.18x 1.20x 1.29x 1.00x 1.14x 0.98x 0.88x 0.97x 0.96x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Leverage Ratio (5) 4Q18 guidance 4.1x-4.3x 4.53x 3.83x 4.60x 4.44x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.88x 3.72x 3.77x 2.28x 2.40x 1.70x 1.58x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see reconciliations starting on slide 29. 3) 3Q18 based on total distributions to be paid on November 9, 2018. 4) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 27 5) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods.

DKL: Consistent Distribution Growth Returned Value to Unitholders Returned 10.93% Compounded Annualized Growth Rate since IPO (Price appreciation and distributions) $55 $50 $45 $40 $13.68 cumulative Distribution/ LP unit $35 $30 $25 $20 Price per LP unit + .Cumulative Distribution/unit + unit.Cumulative LP per Price $15 $10 May-15 Aug-15 Feb-18 Nov-12 Feb-13 May-13 Aug-13 Nov-13 Feb-14 May-14 Aug-14 Nov-14 Feb-15 Nov-15 Feb-16 May-16 Aug-16 Nov-16 Feb-17 May-17 Aug-17 Nov-17 May-18 Aug-18 Nov-18 DKL Close Cumulative Distribution 1) Quarterly distributions are included based on payment date to calculated cumulative distribution during period since IPO in November 2012. Data through 11/15/18. 28

Organic Projects Create Platform to Support Midstream Growth

Supports Delek US' goal to generate $370 million to $390 million of annual midstream EBITDA[3]

- **Executed on drop downs and organic growth initiatives over last year to drive midstream growth**
  - Increased total potential EBITDA to $371 million from $194 million estimated in Nov. 2017
- **Big Spring logistics assets dropdown closed in March 2018, effective March 1**
  - $40 million est. annualized EBITDA[2]
- **Completed Paline Pipeline expansion in early March 2018**
  - Capacity to 42,000 bpd from 35,000 bpd
  - $5 million est. annualized EBITDA uplift
- **Growing midstream assets:**
  - Krotz Springs assets - $30 to $34 million EBITDA / year [2]
  - Big Spring Gathering system under construction
    - $40 to $50 million EBITDA / year [3]
  - Other midstream growth projects of $115 to $125 million EBITDA / year [3]
- **Delek Logistics provides platform to unlock logistics value**

Strong EBITDA Growth Profile from Midstream Initiatives [1]

($ in millions)



$371[4]
$165
$32
Target 2019
$3
$17
$154
Note: based on DKL LTM EBITDA + incremental benefit from Paline and dropdowns
3Q18 LTM EBITDA
Annualized EBITDA - Paline expansion March 2018
Big Spring Dropdown March 2018 (2)
Krotz Springs Dropdown Inventory (2)
Midstream growth projects (3)
Total Annualized EBITDA Potential (3)

1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. Expected amounts adjusted for what is captured in the LTM period.
2) Please see slides 47 and 48 for a reconciliation of EBITDA of Krotz Springs and Big Spring drop downs, respectively.
3) We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort.
4) Subject to final scope on economics for long-haul pipeline.

29

Delek US' Initiatives Drive Potential EBITDA Growth

Delek US positioned to generate strong cash flows to return cash to shareholders



$ in millions
Difference between -$2.50 and -$6.00 Midland-Cushing differential
Expected Incremental Benefit from Company Initiatives/Projects
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,013
$263
$750
Differentials and crack spreads are 10-year averages as of November 1, 2018
$53
$105
$160
$205
Supports Delek's objective to reach $370 - $390 million of midstream EBITDA by 2022
Average 2017-1Q18 midstream market transactions were 14.4x on a 1-year Forward EBITDA basis
Forecast Case Delek US EBITDA (1) (2)
See Refining Basic Assumptions below
2019
2020
2021
2022

Base Year: 2018	2019 (Change from 2018)	2020 (Change from 2018)	2021 (Change from 2018)	2022 (Change from 2018)
Company Initiatives/Projects: (2) $0	Δ: +$50-55 million	Δ: $100-110 million	Δ: $155-165 million	Δ: $200-210 million
Forecast Case Delek US EBITDA with Company Initiatives/Projects (1) (2)	**$803 million**	**$855 million**	**$910 million**	**$955 million**

Refining Basic Assumptions[2]	Midland – Cushing Differential -$2.50	HSD 5-3-2 Crack Spread $13.34	ULSD 5-3-2 Crack Spread $15.50	System-wide Utilization Rate 97%

1) Includes benefit from quality uplift for refineries. We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort.

2) Differentials and crack spreads are 10-year averages as of November 1, 2018. Logistics, retail, and corporate assumptions based on current operating structure. Please see slide 8 for further detail.

30

Delek US Forecast Case - Free Cash Flow Potential

Under current Midland-Cushing conditions and 10-year average crack spreads


Indicative Free Cash Flow Available for Buybacks, Dividend Growth & Growth Capex
$ in millions
1200
1000
800
600
400
200
0
$1,013
$100
$120
$80
$130
$55
$120
$408
DK Consolidated EBITDA (1)
Cash Taxes
Interest
Dividends
Sustaining Capex
Turnarounds
Growth Capex
Free Cash Flow

- **Delek US' forecast case potential free cash flow yield of 15.45% ($488 million)[2] allows growth initiatives, growing dividends, and further share repurchases**
- **Investments and return of capital options do not compromise DK's strong balance sheet**
  - Delek US can use its strong balance sheet to support these strategic objectives
  - Expect to use a healthy mix of debt (60-70%) and equity (30-40%) to fund current organic growth initiatives

1) **Cash flow numbers provided are indicative and represent that of a specific case in which Delek US's operating platform may perform. Results will vary on market conditions, cash flow options. Please see slide 2 regarding forward looking statements.** We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort.

2) Based on market capitalization as of November 15, 2018. Free cash flow defined as EBITDA less cash taxes, interest paid, cash paid for sustaining and growth capital expenditures and turnarounds.

31

Capital Allocation Framework

Balance the following objectives using a rigorous and disciplined capital allocation program to create long-term value for our shareholders:

- **Invest:** Capital allocation program focuses on safety, maintenance, and reliability as priority
- **Grow:** Maintain financial strength and flexibility to support firm's strategic objectives
- **Return cash to shareholders:** Maintain a competitive dividend and opportunistically repurchase DK shares

Non-Discretionary

Sustaining & Regulatory Capex

- Approximately $130 million sustaining capex/yr
- Between $50-$60 million per turnaround
  - Each year next 4 years
- Critical for safe and reliable operations
- Various amounts for regulatory capex

Dividend

- Committed to competitive dividend consistent with growth company profile
- Target mid-point of peer group
- Level that can be maintained through the cycle

Discretionary

Growth Capex

- 25% IRR for >$5mm projects at Refining; <$5mm is 50% IRR
- >15% IRR minimum hurdle rate for Retail projects, dependent on size
- >15% IRR hurdle rate for stable cash flow Logistics projects

Cash Returns to Shareholders

- Share repurchases opportunistic based on alternative investment opportunities and relative valuations

Acquisitions

- Evaluate accretive opportunities as they arise vs. alternative uses of cash

Deleveraging

- Continue to optimize the balance sheet
- Opportunistically repay DK debt when FCF supports it
- $150mm convert paid in Sept

32

Capital Allocation Discipline in Practice

- **Maintaining strong balance sheet**
  - DK excluding DKL in a net cash position 9/30/18
  - 2017 RINs waiver - El Dorado and Krotz Spring valued at $59.3m
  - Biodiesel tax credit of $24.6m
- **Investing in the business**
  - 4 refinery turnarounds over next 4 years
    - El Dorado 1Q2019
- **Growing the business**
  - Big Spring Gathering System
  - Permian Gulf Coast long-haul pipeline
  - Krotz alkylation project
- **Committed to competitive, through-cycle dividend and opportunistic share repurchases**
  - Raised quarterly dividend three times over last year to $0.26 from $0.15 (cumulative 73% increase)
  - As of 9/30/18, repurchased approximately $232.4mm of DK shares last twelve months

Capital Allocation[(1)]

$ in millions

Expect to return $445 million or ~14% of current market cap to shareholders in 2018 through buybacks and dividends



$12.3
$42.8
$25.7
$25.0
$12.7
$23.9
$54.9
$95.3
$17.0
$30.6
$39.5
$20.0
$20.8
$38.4
$16.3
$92.1
$21.0
$53.4
$32.7
$157.9
$20.9
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18F(2)
Sustaining Capex
Discretionary Capex
Dividend
Share Repurchases

Dividends Declared ($/share)



$0.15
$0.15
$0.33
$0.18
$0.15
$0.60
$0.39
$0.21
$0.95
$0.40
$0.55
$1.00
$0.40
$0.60
$0.60
$0.60
$0.60
$0.96
2010
2011
2012
2013
2014
2015
2016
2017
2018F
Regular
Special

Cash Balance & Net Debt (DK Ex. DKL)[(1)]

$ in millions



$826
$200
$927
$116
$1,013
$209
$1,128
$178
$1,090
$(5)
3Q17
4Q17
1Q18
2Q18
3Q18
Cash Balance
Net Debt

1) Based on company filings from Q3 2017 through Q3 2018. Sustaining capex defined as regulatory & maintenance capital expenditures.
2) Based on Earnings Press Release on November 6, 2018. Capital expenditure guidance provided by management for 4Q18 is $90 to $100 million.

33

Current Valuation Below Peer EV-to-EBITDA DK positioned to benefit from Midland to Brent crude diffs and IMO; low valuation to peer group • Strong balance sheet with $1.1 billion of cash; net debt of $752.9 million; net cash excl. DKL of $4.8 million(1) • Operations positioned to generate strong cash flow based on current differential and crack spread outlook • Returning cash to shareholders through repurchases/dividends; Investing in business to create long term value EV/EBITDA(2) 9.0x 8.0x 7.0x 6.0x 5.0x 4.0x 3.0x 2.0x 1.0x 0.0x DK-USQ HFC-USQ VLO-USQ PBF-USQ MPC-USQ PSX-USQ CVI-USQ 2018 2019 2018 Avg 2019 Avg (1) Data presented ending September 30, 2018. (2) Based on NASDAQ IR Insights/Factset as of November 15, 2018. 34

Delek US Successfully Executing on Strategic Initiatives

Unlocked Value from Alon Transaction

- **On Track to Capture $130 million to $140 million of Annualized Synergies as of August 2018**
  - Original estimate of $85 million to $105 million
- **Simplified Corporate Structure**
  - Acquired remaining limited partner units of Alon USA Partners (ALDW) in February 2018
- **Divested Non-Core West Coast Assets – Approximately $162 million of asset sales to date in 2018**
- **Unlocked Big Springs Logistics Value**
  - Dropped down effective March 1, 2018 for $315 million
  - Supported growth at DKL with an expected annual EBITDA of $40.2 million[1]
- **Simplified Debt Structure – reduced debt facilities and lowered interest costs**
  - Simplified into two facilities in 1Q2018: $1.0 billion revolving ABL and $700 million term loan B
    - Received investment grade rating (BBB-) on term loan
- **Investing in business to support continued improvements**
  - Increased Midland crude into Krotz Springs refinery to improve margins
  - Alkylation unit on schedule

Estimated Synergy Targets

($ in millions)


$130-$140
$85-$105
$27.5
$14.0
$19.5
$34.0
$36.5
$24.0
$35.5
$39.0
Org. Target
Target #4 Aug. 2018
Corporate
Cost of Capital
Operational
Commercial

Non-Core West Coast Asset Divestitures

($ in millions)


$14.9
$72.0
$75.0
Paramount/AltAir
Asphalt Terminals
Long Beach (2)

1) Please see slide 48 for a reconciliation of EBITDA of the Big Spring drop down.
2) At Sept. 30, 2017 Paramount and Long Beach were presented as discontinued operations per accounting requirements due to efforts to divest the operations. Bakersfield remains as part of continuing operations.

35

Delek US Successfully Executing on Strategic Initiatives

Strong balance sheets allows DK to invest, grow, and return cash to shareholders

- **Focused on Growing Permian Basin Platform**
  - Alon USA transaction doubled size of organization
  - Announced midstream growth initiatives with a target to achieve $370 to $390 million of stable EBITDA generation in 2022
  - Midland crude differentials were much wider than projected in November 2017
    - Averaging ~$6/bbl discount in 2018 versus an estimated $0 to $2 discount

Changes in 2018 Estimated Consensus EBITDA(1)



$528
$839
Nov 2017
Nov 2018

- **Creating value and returning excess cash to shareholders**
  - Stock price has risen 20.47% since 11/22/2017
  - Repurchased $232.4 million of stock from 3Q2017 to 3Q2018
  - Increased regular quarterly dividend 3x to $0.26 per share from $0.15 in 3Q 2017

Change in DK Stock Price Over Last Year(2)



$32
+20.47%
$39
Nov 2017
Nov 2018

3Q2018 YTD Total Dollars Returned to Shareholders (% of Average YTD Market Cap)(2)



7.1%
5.6%
1.6%
4.4%
1.8%
2.6%
5.9%
3.5%
2.4%
DK
Mid-Cap Avg
Peer Avg
YTD 2Q18
Dividends
Repurchases
DK Dividends
DK Repurchases

1) Cash flow numbers provided are indicative and represent that of a specific case in which Delek US's operating platform may perform. Results will vary on market conditions, cash flow options. Please see slide 2 regarding forward looking statements. We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. Based on consensus estimates from NASDAQ IR Insights from November 2017 and 2018.

2) Based on NASDAQ IR Insights/Factset as of November 15, 2018. Peer Average includes DK, VLO, HFC, PSX, CVR, PBF, MPC. Mid-cap average includes DK, HFC, CVR, PBF.

36

An Integrated and Financial Flexibility to Diversified Refining, Support Strategic Logistics and Marketing Company Objectives Invest in the Business to Permian Focused Focus on Long-Term Operate Reliably and Refining System Shareholder Returns Safely Growing Midstream Platform to Diversify EBTIDA Stream

Appendix

Total Consolidated Cash Flows 2Q18 to 3Q18 1,600 352.1 1,400 (182.4) 1,200 1,132.8 (85.5) 12.6 1,109.1 (113.1) (7.4) 1,000 800 600 400 200 0 6/30/2018 Cash Operating Cash Net Debt Cash Capital Return of Capital Net Distributions Other 9/30/2018 Cash Balance Flow from Repayment Expenditures and to Shareholders to Noncontrolling Balance Continuing Ops Investments Interests 39

Guidance 4Q18 Guidance Low High Total Crude Throughput 275,000 285,000 Realized Midland-Cushing Discount, $/bbl $10.00 $10.50 Consolidated Operating Expenses, $ in millions $160.0 $170.0 Consolidated G&A, $ in millions $64.0 $69.0 Consolidated Depreciation and Amort., $ in millions $50.0 $52.0 Net interest expense, $ in millions $29.0 $31.0 Effective Tax Rate 21% 24% Capital expenditures, $ in millions $90.0 $100.0 2018 Capital Expenditures $ in millions Refining $192 Logistics 12 Retail 12 Corporate/Other 89 Total $ 305 (1) As presented by management on the Delek 3Q2018 earnings call on November 7, 2018. 40

Delek US Growth Focused on Growth through Acquisitions

Assets Purchased

	2005 to 2007	2011 to 2012	2013 to Current
Crude Oil Gathering		2011 SALA Gathering Lion Oil acquisition	Increased Gathering East and West Texas
Crude Oil Logistics		2011 Paline Pipeline $50 mm; 2012 Nettleton Pipeline $12.3 mm	DKL Joint Ventures RIO Pipeline Caddo Pipeline Exp. Inv.: ~$104 mm
Refining	2005 Tyler refinery & related assets $68.1 mm(1)	2011 Lion refinery & related pipeline & terminals $228.7 mm(1)	2013 Biodiesel Facility $5.3 mm; 2014 Biodiesel Facility $11.1 mm; 2015 47% ownership in Alon USA; 2017 Acquired rest of Alon USA; 2018 Acquired rest of Alon USA Partners
Product Logistics	2006 Abilene & San Angelo terminals $55.1 mm	2012 Big Sandy terminal & pipeline $11.0 mm	2013 Tyler-Big Sandy Pipeline $5.7 mm; 2013 North Little Rock Product Terminal $5.0 mm; 2014 Mt. Pleasant System $11.1 mm (2); 2014 Frank Thompson Transport $11.9 mm
Retail	Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm	2011 - 2014 Building new large format convenience stores	2015 47% ownership in Alon USA; 2016 Sold MAPCO for $535mm; 2017 Acquired rest of Alon USA

(1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries.
(2) Mt. Pleasant includes $1.1 million of inventory.

Refining Segment | Logistics Segment | Retail Segment

41

Robust Synergy Opportunity from DK/ALJ Combination

Steady improvement in expected synergies from transaction

Type	Description	New Estimate	Apr. 2018 Estimate
Commercial	• Logistics, purchase and trading benefits from a larger platform	• $33-$40 m	• $24-$34 m
Operational	• Sharing of resources across the platform; improved insurance and procurement efficiencies	• $23-$25 m	• $21-$24 m
Cost of Capital	• Benefit from Delek US' financial position to reduce interest expense through refinancing efforts	• $35-$36 m	• $34-$35 m
Corporate	• Reducing the number of public companies; consolidating functions to improve efficiencies	• $39-$39 m	• $36-$37 m

($ in millions)



Corporate
Cost of Capital
Operational
Commercial
Targets
$85-$105
$105-$120
$115-$130
$130-$140
$131
Org. Target
Target #2 Feb. 2018
Target #3 Apr. 2018
Target #4 Aug. 2018
Captured To Date 6/30/18

Expect to achieve run-rate synergies of approximately $130-$140 million in 2018; $131 million of annualized synergies captured as of June 30, 2018

42

Market Data

Access to Midland Crude Oil Benefits Margins WTI Midland vs. WTI Cushing Crude Oil Pricing ($ per barrel) $2.00 $0.00 ($2.00) ($4.00) ($6.00) ($8.00) ($10.00) ($12.00) ($14.00) Approx. 207,000 bpd of Midland ($16.00) crude oil in DK system ($18.00) Jul-12 Jul-11 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jul-18 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 Nov-16 Nov-11 Nov-12 Nov-13 Nov-14 Nov-15 Nov-17 Nov-18 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 May-11 May-12 May-13 May-14 May-15 May-16 May-17 May-18 Source: Argus – as of November 15, 2018 44

Reconciliations

Non-GAAP Reconciliation of Potential Alkylation Project EBITDA(1) Reconcilation of Forecast U.S. GAAP Net Income (Loss) to Forecast EBITDA for Alkylation Project ($ in millions) Forecasted Range Forecasted Net Income $ 24.1 $ 27.3 Add: Interest expense, net - - Income tax expense 14.0 15.8 Depreciation and amortization 6.9 6.9 Forecasted EBITDA $ 45.0 $ 50.0 1) Based on projected range of potential future performance from the alkylation unit project at Krotz Springs. Amounts of EBITDA, net income and timing will vary. Actual amounts will be based on timing of completion, performance of the project and market conditions. 46

Non-GAAP Reconciliation of Krotz Spring Potential Dropdown EBITDA(1) Krotz Springs Logistics Drop Down Reconciliation of Forecasted Annualized Net Income to Forecasted EBITDA ($ in millions) Forecasted Range Forecasted Net Income $ 2.9 $ 3.3 Add: Depreciation and amortization 15.6 17.7 Interest and financing costs, net 11.5 13.0 Forecasted EBITDA $ 30.0 $ 34.0 1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 47

Non-GAAP Reconciliations of Big Spring Potential Dropdown EBITDA(1) Big Spring Logistics Drop Down and Marketing Agreement Reconciliation of Forecasted Annualized Net Income to Forecasted EBITDA Tanks, Terminals ($ in millions) and Marketing Agreement Forecasted Net Income $ 13.3 Add: Income tax expense - Depreciation and amortization 5.1 Amortization of customer contract intangible assets 7.2 Interest expense, net 14.6 Forecasted EBITDA $ 40.2 1) Amounts of EBITDA, net income and timing vary, which affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts are based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 48

Non-GAAP Reconciliations of Adjusted EBITDA Three Months Ended September 30, Reconciliation of Net Income (Loss) to Adjusted EBITDA 2018 2017 (Unaudited) Reported net income (loss) attributable to Delek $ 179.8 $ 104.4 Add: Interest expense, net 29.8 33.2 Loss on extinguishment of debt 0.1 Income tax expense (benefit) - continuing operations 51.0 133.5 Depreciation and amortization 49.2 46.9 EBITDA $ 309.9 $ 318.0 Adjustments Net inventory valuation (gain) loss (0.1) (12.0) Asset write offs - 0.7 Adjusted unrealized hedging (gain) loss (7.1) 4.4 Inventory fair value adjustment - 33.2 Transaction related expenses 1.9 18.4 Gain on remeasurement of equity method investment in Alon - (190.1) Discontinued operations loss, net of tax (0.5) 4.1 Non controlling interest (income) 6.5 10.0 Total adjustments $ 0.7 $ (131.3) Adjusted EBITDA $ 310.6 $ 186.7 49

Non-GAAP Reconciliations of Adjusted Net Income Three Months Ended September 30, Reconciliation of U.S. GAAP Net Income (Loss) per share to Adjusted Net 2018 2017 Income (Loss) per share (Unaudited) Reported income (loss) per share $2.03 $1.29 Adjustments, after tax (per share) Net inventory valuation (gain) - (0.09) Asset write offs - 0.01 Adjusted unrealized hedging (gain) loss (0.06) 0.03 Inventory fair value adjustment - 0.23 Transaction related expenses 0.02 0.15 Gain on remeasurement of equity method investment in Alon - (1.48) Tax Cuts and Jobs Act adjustment benefit (0.01) - Deferred tax write-off - 0.58 Discontinued operations (income) loss (0.01) 0.05 Total adjustments (0.06) (0.52) Adjustment for economic benefit of note hedge related to senior 0.05 - convertible notes Adjusted net income (loss) per share $2.02 $0.77 Shares used in computing Non-GAAP dilutive effect of convertible debt: Diluted 89,021,260 81,245,405 Less: Adjustment for economic benefit of note hedge related to Senior 2,176,140 - Convertible Notes Non-GAAP Adjusted Diluted Share Count 86,845,120 81,245,405 50

DKL: Reconciliation of Cash Available for Distribution

(dollars in millions, except coverage)	2013 [2]	1Q14 [2]	2Q14 [2]	3Q14 [2]	4Q14 [2]	2014 [2]	1Q15 [2]	2Q15	3Q15	4Q15	2015 [3]
Reconciliation of Distributable Cash Flow to net cash from operating activities											
Net cash provided by operating activities	$49.4	$14.4	$31.2	$20.1	$20.8	$86.6	$15.8	$30.8	$20.2	$1.3	$68.0
Accretion of asset retirement obligations	(0.2)	(0.1)	(0.1)	(0.1)	0.0	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)
Deferred income taxes	(0.3)	0.0	(0.1)	(0.0)	0.2	0.1	(0.2)	0.2	0.0	0.0	(0.0)
Gain (Loss) on asset disposals	(0.2)	-	(0.1)	-	(0.0)	(0.1)	(0.0)	0.0	-	(0.1)	(0.1)
Changes in assets and liabilities	8.3	3.4	(6.0)	(1.6)	3.0	(1.2)	3.3	(7.3)	3.6	20.5	20.1
Distributions from equity method investments											
Maint. & Reg. Capital Expenditures	(5.1)	(0.8)	(1.0)	(0.8)	(3.9)	(6.5)	(3.3)	(3.9)	(3.5)	(2.7)	(13.4)
Reimbursement for Capital Expenditures	0.8	-	-	-	1.6	1.6	1.6	1.8	2.0	0.2	5.5
Distributable Cash Flow	$52.9	$17.0	$24.0	$17.7	$21.8	$80.3	$17.1	$21.4	$22.2	$19.0	$79.8
Distribution Coverage Ratio [1]	1.35x	1.61x	2.02x	1.42x	1.67x	1.68x	1.25x	1.49x	1.47x	1.18x	1.35x
Total Distribution [1]	$39.3	$10.5	$11.9	$12.4	$13.1	$47.9	$13.7	$14.4	$15.1	$16.1	$59.3

(dollars in millions, except coverage)	1Q16	2Q16	3Q16	4Q16	2016 [3]	1Q17	2Q17	3Q17	4Q17 [3]	2017 [3]	1Q18	2Q18	3Q18
Reconciliation of Distributable Cash Flow to net cash from operating activities													
Net cash provided by operating activities	$26.4	$31.2	$29.2	$13.9	$100.7	$23.5	$23.9	$30.5	$9.8	$87.7	$23.7	$28.0	$6.0
Accretion of asset retirement obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)
Deferred income taxes	-	-	-	0.2	0.2	-	(0.1)	(0.0)	0.3	0.1	-	-	-
Gain (Loss) on asset disposals	0.0	-	(0.0)	-	0.0	(0.0)	0.0	0.0	0.0	0.0	(0.1)	0.1	(0.7)
Changes in assets and liabilities	(5.4)	(7.1)	(10.0)	7.7	(14.9)	(3.6)	0.9	(8.5)	14.6	3.4	3.7	6.2	28.1
Distributions from equity method investments													0.3
Maint. & Reg. Capital Expenditures	(0.7)	(0.9)	(0.7)	(3.6)	(5.9)	(2.2)	(2.1)	(0.7)	(4.4)	(9.4)	(0.3)	(1.0)	(2.4)
Reimbursement for Capital Expenditures	0.2	0.2	0.4	2.4	3.3	0.9	0.5	0.4	1.7	3.5	0.4	0.3	1.3
Distributable Cash Flow	$20.4	$23.3	$18.8	$20.6	$83.0	$18.4	$23.0	$21.6	$21.9	$85.0	$27.3	$33.5	$32.4
Distribution Coverage Ratio [1]	1.20x	1.29x	0.98x	1.00x	1.11x	0.88x	1.06x	0.97x	0.96x	0.97x	1.14x	1.34x	1.25x
Total Distribution [1]	$17.1	$18.1	$19.3	$20.5	$75.0	$21.0	$21.8	$22.3	$22.8	$87.9	$24.0	$25.0	$26.0

1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution.
2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015.

Note: May not foot due to rounding and annual adjustments that occurred in year-end reporting.

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DKL: Income Statement and Non-GAAP EBITDA Reconciliation

	2013[1]	1Q14[1]	2Q14	3Q14	4Q14	2014[1]	1Q15[2]	2Q15	3Q15	4Q15	2015
Net Revenue	**$907.4**	**$203.5**	**$236.3**	**$228.0**	**$173.3**	**$841.2**	**$143.5**	**$172.1**	**$165.1**	**$108.9**	**$589.7**
Cost of Sales	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)	(108.4)	(132.5)	(124.4)	(71.0)	(436.3)
Operating Expenses (excluding depreciation and amortization presented below)	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)	(10.6)	(10.8)	(11.6)	(11.7)	(44.8)
Depreciation and Amortization											
Contribution Margin	**$70.3**	**$22.8**	**$30.2**	**$23.7**	**$29.3**	**$106.0**	**$24.5**	**$28.8**	**$29.1**	**$26.2**	**$108.6**
Operating Expenses (excluding depreciation and amortization presented below)											
Depreciation and Amortization	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)	(4.0)	(4.7)	(4.5)	(5.9)	(19.2)
General and Administration Expense	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)	(3.4)	(3.0)	(2.7)	(2.3)	(11.4)
Gain (Loss) on Asset Disposal	(0.2)	-	(0.1)	-	-	(0.1)	-	-	-	(0.1)	(0.1)
Operating Income	**$53.2**	**$16.8**	**$24.4**	**$17.5**	**$22.1**	**$80.8**	**$17.1**	**$21.1**	**$21.8**	**$17.9**	**$77.9**
Interest Expense, net	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)	(2.2)	(2.6)	(2.8)	(3.0)	(10.7)
(Loss) Income from Equity Method Invesments								(0.1)	(0.3)	(0.1)	(0.6)
Income Taxes	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)	(0.3)	(0.1)	(0.1)	0.6	0.2
Net Income	**$47.8**	**$14.7**	**$21.8**	**$15.1**	**$20.5**	**$72.0**	**$14.6**	**$18.3**	**$18.6**	**$15.3**	**$66.8**
EBITDA:											
Net Income	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3	$66.8
Income Taxes	0.8	0.1	0.3	0.2	(0.5)	0.1	0.3	0.1	0.1	(0.6)	(0.2)
Depreciation and Amortization	10.7	3.4	3.5	3.7	3.9	14.6	4.0	4.7	4.5	5.9	19.2
Amortization of customer contract intangible asset	-	-	-	-	-	-	-	-	-	-	-
Interest Expense, net	4.6	2.0	2.3	2.2	2.1	8.7	2.2	2.6	2.8	3.0	10.7
EBITDA	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4	$21.1	$25.7	$26.1	$23.6	$96.5

	1Q16	2Q16	3Q16	4Q16	2016	1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18
Net Revenue	**$104.1**	**$111.9**	**$107.5**	**$124.7**	**$448.1**	**$129.5**	**$126.8**	**$130.6**	**$151.2**	**$538.1**	**$167.9**	**$166.3**	**$164.1**
Cost of Sales	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)	(92.6)	(85.0)	($89.1)	($106.1)	(372.9)	(119.0)	(106.0)	(105.6)
Operating Expenses (excluding depreciation and amortization presented below)	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)	(10.4)	(10.0)	($10.7)	($12.3)	(43.3)	(12.6)	(14.9)	(14.5)
Depreciation and Amortization													(6.3)
Contribution Margin	**$26.8**	**$30.0**	**$24.7**	**$27.2**	**$108.7**	**$26.5**	**$31.8**	**$30.8**	**$32.8**	**$121.9**	**$36.3**	**$45.3**	**$37.8**
Operating Expenses (excluding depreciation and amortization presented below)													(0.9)
Depreciation and Amortization	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)	(5.2)	(5.7)	($5.5)	($5.5)	(21.9)	(6.0)	(7.0)	(0.5)
General and Administration Expense	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)	(2.8)	(2.7)	($2.8)	($3.6)	(11.8)	(3.0)	(3.7)	(3.1)
Gain (Loss) on Asset Disposal	0.0	-	($0.0)	$0.0	0.0	(0.0)	0.0	($0.0)	($0.0)	(0.0)	-	0.1	(0.7)
Operating Income	**$19.0**	**$22.5**	**$17.0**	**$19.2**	**$77.7**	**$18.5**	**$23.4**	**$22.6**	**$23.7**	**$88.1**	**27.3**	**34.7**	**32.6**
Interest Expense, net	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)	(4.1)	(5.5)	($7.1)	($7.3)	(23.9)	(8.1)	(10.9)	(11.1)
(Loss) Income from Equity Method Invesments	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)	0.2	1.2	$1.6	$1.9	5.0	0.8	1.9	1.9
Income Taxes	(0.1)	(0.129)	($0.1)	$0.3	(0.1)	(0.1)	(0.1)	($0.2)	$0.6	0.2	(0.1)	(0.1)	(0.1)
Net Income	**$15.4**	**$18.9**	**$13.2**	**$15.3**	**$62.8**	**$14.6**	**$19.0**	**$16.9**	**$18.9**	**$69.4**	**$20.0**	**$25.6**	**$23.3**
EBITDA:													
Net Income	$15.4	$18.9	$13.2	$15.3	$62.8	$14.6	$19.0	$16.9	$18.9	$69.4	$20.0	$25.6	$23.3
Income Taxes	0.1	0.1	0.13	(0.28)	0.1	0.1	0.1	0.2	($0.6)	(0.2)	0.1	0.1	0.1
Depreciation and Amortization	5.0	4.8	5.4	5.6	20.8	5.2	5.7	5.5	5.5	21.9	6.0	7.0	6.7
Amortization of customer contract intangible asset	-	-	-	-	-	-	-	-	-	-	0.6	1.8	1.8
Interest Expense, net	3.2	3.3	3.4	3.7	13.6	4.1	5.5	7.1	7.3	23.9	8.1	10.9	11.1
EBITDA	$23.7	$27.1	$22.0	$24.4	$97.3	$23.9	$30.3	$29.7	$31.1	$115.0	$34.7	$45.4	$43.0

1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns.
Note: May not foot due to rounding.

52

Investor Relations Contact: Kevin Kremke Keith Johnson Executive Vice President, CFO Vice President of Investor Relations 615-224-1323 615-435-1366